Exhibit 10.1

HERBST GAMING, INC.

2010 EXECUTIVE INCENTIVE PLAN

Plan Objectives

In recognition of the current financial position of Herbst Gaming, Inc. and its wholly-owned subsidiaries (collectively, “HGI” or the “Company”), and given the goal of improving financial and operating performance, the Company has elected to adopt the Executive Incentive Plan (the “Incentive Plan”) set forth herein (and the exhibits attached hereto) for the 2010 calendar year and any subsequent period(s) as may be determined from time to time by the HGI board of directors.  Among other things, the Incentive Plan is designed to: i) incentivize each member of HGI’s executive management team to perform at his / her highest level; ii) reward members of the executive management team for increasing the value of the enterprise through improved financial performance; iii) encourage HGI executives to coordinate and collaborate as a team; and iv) compensate those members of the executive management team whose workloads have increased, and/or will increase, substantially due to the Company’s financial restructuring and turnaround efforts.

Plan Participants

After a comprehensive review of the HGI management team and the Company’s organizational structure, 25 executives have been selected to participate in the Incentive Plan (the “Eligible Executives”).  The Eligible Executives were selected using various criteria including, but not limited to, the following: i) the duties and responsibilities assigned to the executive and the degree to which such duties / responsibilities are critical to the future success of the organization; ii) the degree to which the executive is likely to have a meaningful positive impact on the future operating and financial performance of Company; iii) that the executive does not hold an equity interest (either in the form of stock, options or warrants) in the Company that would otherwise serve to incentivize and reward the executive for achieving the desired financial and operating performance; and iv) the executive agrees to waive (in writing) any right he/she may have pursuant to an employment agreement (or otherwise) to any performance-based compensation other than the Incentive Compensation (as defined below) to which he/she would be entitled pursuant to the Incentive Plan for the period(s) during which the Incentive Plan is intended to apply.

General Overview of the Plan

As noted above, the universe of Eligible Executives consists of 25 members of the HGI management team. The list of Eligible Executives may be expanded at the Company’s sole discretion. The Eligible Executives as of the date hereof are referenced at Exhibit 1 attached hereto. In connection with formulating the Incentive Plan, the Eligible Executives have been grouped into five (5) subsets based on the level of duties and responsibilities assigned to each and their potential impact on the future operating and financial performance of the Company.  The five (5) subsets of Eligible Executives are as follows:

Group 1 consists of Eligible Executives who have the most significant corporate / Company-wide responsibilities and have a direct reporting relationship to the Company’s Chief Executive Officer (hereinafter, the “Group 1 Executives”). There are four (4) Group 1 Executives, each of whom is specifically identified at Exhibit 1.

Group 2 consists of Eligible Executives who have regional and/or business unit profit and loss responsibility (hereinafter, the “Group 2 Executives”).  There are five (5) Group 2 Executives, each of whom is specifically identified at Exhibit 1.

Group 3 consists of General Managers of HGI gaming properties that have in the past generated and/or are budgeted to generate annual EBITDA in excess of $5 million (hereinafter, the “Group 3 Executives”).(1)  There are three (3) Group 3 Executives, each of whom is specifically identified at Exhibit 1.

Group 4 consists of executives at the corporate level who are responsible for critical corporate / Company-wide functions but whose scope of duties and level of responsibilities are less than that of the Group 1 Executives (hereinafter, the “Group 4 Executives”).  There are seven (7) Group 4 Executives, each of whom is specifically identified at Exhibit 1.

Group 5 consists of controllers / finance directors of the larger HGI gaming properties (or a group of properties within a geographic region) that have in the past generated and/or are budgeted to generate annual EBITDA in excess of $5 million (hereinafter, the “Group 5 Executives”).  There are six (6) Group 5 Executives, each of whom is specifically identified at Exhibit 1.

Each Eligible Executive shall be eligible to earn incremental compensation over and above his or her base salary (“Incentive Compensation”) based on the group to which he/she is assigned, performance and the financial results achieved during the period(s) covered by the Incentive Plan.  The Incentive Compensation that can be earned under the Incentive Plan ranges from 10% to 75%(2) (as a percentage of the annual base salary then in effect) depending on the individual Eligible Executive and the group to which he or she is assigned.  To the extent an Eligible Executive and the Company have previously entered into an employment agreement with respect to the executive’s services and such

(1) The General Manager positions for the Sands Regency, Terrible’s Las Vegas and Terrible’s St. Jo have been excluded because the General Managers of such properties (i.e. Rob Medeiros, Mark Sterbens, Sr. and Craig Travers) have been assigned to Group 2 due to their respective duties as Regional General Managers.

(2) Represents the “target” Incentive Compensation range for Eligible Executives assuming such executives meet, but do not exceed, the annual EBITDAR targets (at the 100% level) for the Company and the relevant geographic regions, business units and larger gaming properties.  Actual Incentive Compensation earned could be materially above or below this range depending on performance and /or financial results achieved.

employment agreement provides for the executive to receive a performance bonus (or other similar form of incentive compensation), such performance bonus (or other similar form of incentive compensation) for any period during which the Incentive Plan is in effect will be determined (and paid) in accordance with the Incentive Plan in lieu of any other performance-based bonus (or other similar form of incentive compensation) to which the Eligible Executive may otherwise have been entitled during such period(s) pursuant to his/her respective employment agreement; provided, however, the Eligible Executive must execute the Acknowledgment presented herewith prior to being paid any Incentive Compensation to which he/she may otherwise be entitled under the Incentive Plan and shall not be entitled to participate in the Incentive Plan unless such Acknowledgment is executed by the Eligible Executive and returned to the Company’s General Counsel by such date(s) as the Company may determine in its sole discretion.  The Incentive Plan is intended to be in effect for calendar year 2010 unless otherwise indicated herein or in the exhibits hereto.  Extension of the Incentive Plan (or some modified version thereof) to any period(s) beyond 2010 is subject to the discretion of the HGI board of directors.  In the event that the Company materially modifies the operating strategy for one or more of its properties / business units, the 2010 operating budget(s) for such property(ies) / business unit(s) (and HGI on a consolidated basis) are subject to adjustment. Accordingly, any financial targets referenced in this Incentive Plan and/or the exhibits hereto are subject to corresponding adjustment.

Description of Plan (by Group)

Group 1 Executives shall be eligible to earn Incentive Compensation of up to 75%(3) of their respective base salaries as in effect for 2010.  The Incentive Compensation for Group 1 Executives shall be divided into four (4) performance-based components which are to be weighted as set forth at Exhibit 1.  The performance-based components are as follows:

Workload Component — Because a substantial portion of the workload associated with HGI’s financial restructuring and turnaround efforts falls on the shoulders of the Group 1 Executives and is incremental to their “regular” duties, these individuals worked exceptionally long hours during 2009 and are expected to continue to work exceptionally long hours until such time as the Company’s operating performance and financial position have substantially improved.  In respect of their significantly increased workloads, Group 1 Executives will receive a portion of their Incentive Compensation in the form of a temporary incremental upward adjustment equal to specified percentages (as set forth at Exhibit 1) of their respective base salaries as in effect during 2010 (the “Workload Component”).  The Workload Component shall be distributed to the Group 1 Executives in four equal installments payable at the end of each 2010 calendar quarter.

(3) Represents the “target” Incentive Compensation level assuming that actual EBITDAR meets, but does not exceed, the annual EBITDAR target (at the 100% level) for the Company.  Actual Incentive Compensation earned could be materially above or below this level depending on performance and /or financial results achieved.

Milestones Component -  Because each Group 1 Executive performs a mission-critical corporate / Company-wide function(s), a portion (as set forth at Exhibit 1) of the Incentive Compensation that each Group 1 Executive will be eligible to earn shall be conditioned upon the Eligible Executive achieving the significant objective(s), as established for him/her by the Company (the “Significant Milestones”), on or before the target completion date(s).  The Significant Milestones and target completion date(s) established with respect to each Group 1 Executive’s Milestones Component (as defined below) are set forth at Exhibit 2(A).(4)  By achieving these Significant Milestones by the target completion dates, Group 1 Executives will significantly contribute to the success of the Company’s overall plan for improving its financial condition and operating performance.  Accordingly, a meaningful portion of the Incentive Compensation that Group 1 Executives will be eligible to earn shall be tied to the achievement of the Significant Milestones by the target completion date(s). The component of the Incentive Plan that is conditioned upon an Eligible Executive achieving the Significant Milestones is hereinafter referred to as the “Milestones Component.”

HGI EBITDAR Component — In order to incentivize Group 1 Executives to maximize enterprise value by improving HGI’s financial performance, a portion (as set forth at Exhibit 1) of the Incentive Compensation that Group 1 Executives will be eligible to earn shall be conditioned upon the Company meeting and/or exceeding the 2010 annual EBITDAR(5) targets referenced at Exhibit 3 (the “HGI EBITDAR Component”).

HGI Operating Profit Margin Component — In order to incentivize Group 1 Executives to improve the efficiency of HGI’s operations by controlling the cost structure so as to maintain and/or enhance the operating profit margin,  a portion (as set forth at Exhibit 1) of the Incentive Compensation that Group 1 Executives will be eligible to earn shall be conditioned upon the Company achieving an “Operating Profit Margin %”(6) for 2010 at or above the target set forth at Exhibit 7 (the “HGI Operating Profit Margin Component”); provided, however, if HGI’s actual EBITDAR for 2010 meets or exceeds the 2010 EBITDAR budget, the Group 1 Executives shall be deemed to have automatically earned the HGI Operating Profit Margin Component.

(4) With respect to Group 1 Executives, the Significant Milestones were established by HGI’s board of directors.

(5) EBITDAR is defined as earnings before interest, taxes, depreciation, amortization, restructuring charges/reorganization items and certain other items (if any, as deemed appropriate by the Company) which are non-cash and/or non-recurring.

(6) For purposes of the Incentive Plan, the Operating Profit Margin % shall be calculated by dividing Operating Profit by Total Revenues (Gross).  Operating Profit shall be calculated as Total Revenues (Gross) minus Total Operating Expenses which expenses shall equal the sum of the following expense and contra-revenue items: i) Promotional Allowances; ii) Cost of Goods Sold; iii) Participation / Progressive; iv) Space Lease; v) Payroll & Payroll-Related; vi) Promotion & Advertising; vii) Other Direct Expenses;  viii) Administrative Expenses; and ix) any other expense(s) / contra-revenue item(s) referenced at any exhibit attached hereto which contains the relevant Operating Profit Margin % target.

Group 2 Executives shall be eligible to earn Incentive Compensation up to a range of 25% to 50%(7) of their respective base salaries as in effect for 2010.  The Incentive Compensation for Group 2 Executives shall be divided into three (3) to five (5) performance-based components (depending on the specific Eligible Executive) which are to be weighted as set forth at Exhibit 1.  The performance-based components are as follows:

HGI EBITDAR Component — In order to incentivize Group 2 Executives to work together with the objective of maximizing enterprise value by improving HGI’s overall financial performance, a portion (as set forth at Exhibit 1) of the Incentive Compensation that Group 2 Executives will be eligible to earn shall be conditioned upon the Company meeting and/or exceeding the 2010 annual EBITDAR targets referenced at Exhibit 3.

Regional EBITDAR Component — In order to incentivize Group 2 Executives to maximize the financial performance of the HGI geographic regions / business units for which they have management oversight responsibility, a portion (as set forth at Exhibit 1) of the Incentive Compensation that Group 2 Executives will be eligible to earn shall be conditioned upon their respective geographic regions / business units meeting and/or exceeding the EBITDAR targets referenced at Exhibits 4(A) through 4(E) (“Regional EBITDAR Component”).

Regional Operating Profit Margin Component — In order to incentivize Group 2 Executives to improve efficiency by managing and controlling the cost structures so as to maintain and/or enhance the operating profit margins of the HGI geographic regions / business units for which they have management oversight responsibility, a portion (as set forth at Exhibit 1) of the Incentive Compensation that Group 2 Executives will be eligible to earn shall be conditioned upon their respective geographic regions / business units achieving Operating Profit Margin %’s for 2010 at or above the targets set forth at Exhibits 8(A) through 8(E), respectively (the “Regional Operating Profit Margin Component”); provided, however, if the actual 2010 EBITDAR for any given geographic region / business unit meets or exceeds the 2010 annual EBITDAR budget for the respective geographic region / business unit, the Group 2 Executive with managerial oversight responsibility for such geographic region / business unit shall be deemed to have automatically earned the Regional Operating Profit Margin Component.

Property EBITDAR Component — In order to incentivize those specific Group 2 Executives who also serve in a property general manager capacity (in addition to their role as a regional general manager) to maximize the financial performance of

(7) Represents the “target” Incentive Compensation range assuming that actual EBITDAR meets, but does not exceed, the annual EBITDAR targets (at the 100% level) for the Company and the relevant geographic regions, business units and larger gaming properties. Actual Incentive Compensation earned could be materially above or below this range depending on performance and /or financial results achieved.

the HGI gaming properties for which they have direct management oversight responsibility, a portion (as set forth at Exhibit 1) of the Incentive Compensation that such Group 2 Executives will be eligible to earn shall be conditioned upon their respective properties meeting and/or exceeding the EBITDAR targets referenced at Exhibits 4(F) through 4(H) (“Property EBITDAR Component”).

Property Operating Profit Margin Component — In order to incentivize those Group 2 Executives who serve in the capacity of a property general manager (in addition to their role as a regional general manager) to improve efficiency by managing and controlling the cost structures so as to maintain and/or enhance the operating profit margins at the HGI gaming properties for which they have direct management oversight responsibility, a portion (as set forth at Exhibit 1) of the Incentive Compensation that such Group 2 Executives will be eligible to earn shall be conditioned upon their respective gaming properties achieving Operating Profit Margin %’s for 2010 at or above the targets set forth at Exhibits 8(F) through 8(H), respectively (the “Property Operating Profit Margin Component”); provided, however, if the actual 2010 EBITDAR for any given HGI property meets or exceeds the 2010 EBITDAR budget for the respective gaming property, the Group 2 Executive(s) with managerial oversight responsibility for such gaming property shall be deemed to have automatically earned the Property Operating Profit Margin Component.

Group 3 Executives shall be eligible to earn Incentive Compensation of up to 50%(8) of their respective base salaries as in effect for 2010.  The Incentive Compensation for Group 3 Executives shall be divided into three (3) performance-based components which are to be weighted as set forth at Exhibit 1.  The performance-based components are as follows:

HGI EBITDAR Component — In order to incentivize Group 3 Executives to work together with the objective of maximizing enterprise value by improving HGI’s overall financial performance, a portion (as set forth at Exhibit 1) of the Incentive Compensation that Group 3 Executives will be eligible to earn shall be conditioned upon the Company meeting and/or exceeding the 2010 annual EBITDAR targets referenced at Exhibit 3.

Property EBITDAR Component — In order to incentivize Group 3 Executives to maximize the financial performance of the HGI gaming properties for which they have management oversight responsibility, a portion (as set forth at Exhibit 1) of the Incentive Compensation that Group 3 Executives will be eligible to earn shall be conditioned upon their respective properties meeting and/or exceeding the EBITDAR targets referenced at Exhibits 5(A) through 5(C).

(8) Represents the “target”  Incentive Compensation level assuming that actual EBITDAR meets, but does not exceed, the annual EBITDAR targets (at the 100% level) for the Company and certain of its larger gaming properties.  Actual Incentive Compensation earned could be materially above or below this level depending on performance and/or financial results achieved.

Property Operating Profit Margin Component — In order to incentivize Group 3 Executives to improve efficiency by managing and controlling the cost structures so as to maintain and/or enhance the operating profit margins at the HGI properties for which they have management oversight responsibility, a portion (as set forth at Exhibit 1) of the Incentive Compensation that Group 3 Executives will be eligible to earn shall be conditioned upon their respective gaming properties achieving Operating Profit Margin %’s for 2010 at or above the targets set forth at Exhibits 9(A) through 9(C), respectively; provided, however, if the actual 2010 EBITDAR for any given HGI property meets or exceeds the 2010 EBITDAR budget for any such gaming property, the Group 3 Executive(s) with managerial oversight responsibility for such gaming property shall be deemed to have automatically earned the Property Operating Profit Margin Component.

Group 4 Executives shall be eligible to earn Incentive Compensation up to a range of 10% to 40%(9) of their respective base salaries as in effect for 2010.  The Incentive Compensation for Group 4 Executives shall be divided into one (1) to four (4) performance-based components (depending on the specific Eligible Executive) which are to be weighted as set forth at Exhibit 1.  The performance-based components are as follows:

Workload Component — Because HGI’s financial restructuring and turnaround efforts have substantially increased the workloads of certain Group 4 Executives, and given that the workloads of such executives are not anticipated to decrease in the near term, certain Group 4 Executives will receive a portion of their Incentive Compensation in the form of a temporary incremental upward adjustment equal to specified percentages (as set forth at Exhibit 1) of their respective base salaries as in effect for 2010.  The Workload Component shall be distributed to the applicable Group 4 Executives in four equal installments payable at the end of 2010 calendar quarter.

Milestones Component — Because several of the Group 4 Executives perform mission-critical corporate / Company-wide functions, a portion (as set forth at Exhibit 1) of the Incentive Compensation that certain Group 4 Executives will be eligible to earn shall be conditioned upon such Eligible Executives achieving the Significant Milestones, as established for him/her by the Company, on or before the target completion date(s).  The Significant Milestones and target completion date(s) applicable to such Group 4 Executives are set forth at Exhibit 2(B). By achieving these Significant Milestones, the Group 4 Executives will contribute to the success of the Company’s overall plan for improving its financial condition and operating performance.

(9) Represents the “target” Incentive Compensation range assuming that actual EBITDAR meets, but does not exceed, the annual EBITDAR target (at the 100% level) for the Company.  Actual Incentive Compensation earned could be materially above or below this range depending on performance and/or financial results achieved.

HGI EBITDAR Component — In order to incentivize Group 4 Executives to support the Company-wide efforts to maximize enterprise value through improving HGI’s financial performance, a portion (as set forth at Exhibit 1) of the Incentive Compensation that Group 4 Executives will be eligible to earn shall be conditioned upon the Company meeting and/or exceeding the 2010 EBITDAR targets referenced at Exhibit 3.

HGI Operating Profit Margin Component — In order to incentivize Group 4 Executives to support the Company-wide efforts to improve the efficiency of HGI’s operations by managing and controlling its cost structure so as to maintain and/or enhance the operating profit margins, a portion (as set forth at Exhibit 1) of the Incentive Compensation that certain Group 4 Executives will be eligible to earn shall be conditioned upon the Company achieving an Operating Profit Margin % for 2010 at or above the target set forth at Exhibit 7; provided, however, if HGI’s actual 2010 EBITDAR meets or exceeds the 2010 EBITDA budget, such Group 4 Executives shall be deemed to have automatically earned the HGI Operating Profit Margin Component.

Group 5 Executives shall be eligible to earn Incentive Compensation up to 25%(10) of their respective base salaries as in effect for 2010.  The Incentive Compensation for Group 5 Executives shall be divided into three (3) performance-based components (depending on the specific Eligible Executive) which are to be weighted as set forth at Exhibit 1.  The performance-based components are as follows:

Workload Component — Because HGI’s financial restructuring and turnaround efforts have substantially increased the workloads of the Group 5 Executives, and given that their workloads are not anticipated to decrease in the near term, Group 5 Executives will receive a portion of their Incentive Compensation in the form of a temporary incremental upward adjustment equal to specified percentages (as set forth at Exhibit 1) of their respective base salaries as in effect for 2010.  The Workload Component shall be distributed to the Group 5 Executives in four equal installments payable at the end of each 2010 calendar quarter.

Property / Regional EBITDAR Component — In order to incentivize Group 5 Executives to help maximize the financial performance of the HGI gaming properties / regions for which they have financial reporting oversight responsibility, a portion (as set forth at Exhibit 1) of the Incentive Compensation that Group 5 Executives will be eligible to earn shall be conditioned upon their respective properties / regions, as the case may be, meeting and/or exceeding the EBITDAR targets referenced at Exhibits 6(A) through 6(F).

(10) Represents the “target” Incentive Compensation range assuming that actual EBITDAR meets, but does not exceed, the annual EBITDAR targets (at the 100% level) for certain of the Company’s geographic regions and/or larger gaming properties.  Actual Incentive Compensation earned could be materially above or below this range depending on performance and/or financial results achieved.

Property / Regional Operating Profit Margin Component — In order to incentivize Group 5 Executives to improve efficiency by managing and controlling the cost structures so as to maintain and/or enhance the operating profit margins at the properties / regions for which they have financial reporting oversight responsibility, a portion (as set forth at Exhibit 1) of the Incentive Compensation that Group 5 Executives will be eligible to earn shall be conditioned upon their respective gaming properties / regions achieving Operating Profit Margin %’s for 2010 at or above the targets set forth at Exhibits 10(A) through 10(F), respectively; provided, however, if the actual 2010 EBITDAR for any given HGI property / region meets or exceeds the 2010 EBITDAR budget for the respective gaming property / region, the Group 5 Executive(s) with financial reporting oversight responsibility for such gaming property / region shall be deemed to have automatically earned the Property Operating Profit Margin Component or Regional Operating Profit Margin Component, as the case may be.

Timing of Incentive Compensation Payments

Unless otherwise indicated herein or in the exhibits hereto, Incentive Compensation owing (if any) to each Eligible Executive pursuant to the Incentive Plan shall be finally determined and paid to each such Eligible Executive on the earlier of: i) the closing of the Company’s financial books and records for 2010 and the completion of field work by the Company’s independent public accountants (“Audit Completion Date”); and ii) March 31, 2011 (“Outside Date”).  The foregoing notwithstanding, the following timing parameters shall apply: i) Group 1 Executives, Group 4 Executives (to the extent applicable) and Group 5 Executives shall be paid 25% of the full-year amount of their respective Workload Components at the end of each 2010 calendar quarter; ii) to the extent applicable, Group 1 Executives and Group 4 Executives shall, within 45 days of the end of each applicable financial reporting quarter (but in no event later than the Outside Date in the event that the target completion date is after December 31, 2010), be paid an amount in respect of the Milestones Component earned (if any) during such financial reporting quarter; and iii) Group 2 Executives, Group 3 Executives and Group 5 Executives shall, within 45 days of the end of each financial reporting quarter for calendar year 2010, be paid an amount in respect of the Regional EBITDAR Component or Property EBITDAR Component, as the case may be, earned (if any) during such quarter up to the Maximum Quarterly Payout % (as reflected at Exhibits 4(A) through 4(H), Exhibits 5(A) through 5(C) and Exhibits 6(A) through 6(F), respectively); provided, however, to the extent the amount of the Regional EBITDAR Component or Property EBITDAR Component, as the case may be, earned (if any) as measured on an annual basis exceeds the sum of the quarterly payout amounts received for the year, such Eligible Executives shall be entitled to an incremental payment equal to such difference on the earlier of: i) the Audit Completion Date; and ii) the Outside Date.  Notwithstanding any provision contained herein to the contrary, the HGI board of directors reserves its right to, at its sole discretion, accelerate the date of any payment of Incentive Compensation owing under the Incentive Plan.

Unless terminated without “Cause” (as defined below), the Eligible Executive must be employed by the Company as of a given payment date in order to earn and receive payment of any Incentive Compensation due as of such date under the Incentive Plan; provided, however, any interim amounts paid (prior to termination of employment) in respect of the Workload Component, Milestones Component, Regional EBITDAR Component and/or Property EBITDAR Component shall not be subject to disgorgement unless the Eligible Executive was terminated for Cause.  To the extent an Eligible Executive commenced employment with the Company after January 1, 2010 or is terminated without Cause prior December 31, 2010, he or she shall receive a pro rata(11) share of any Incentive Compensation that the Eligible Executive would otherwise have been eligible to earn under the Incentive Plan for the 2010 calendar year; provided, however, such amounts of Incentive Compensation owing (if any) will be determined and paid in accordance with the timing and other relevant provisions set forth herein.  The forgoing notwithstanding, the HGI board of directors expressly reserves the right to withhold and not pay any Incentive Compensation otherwise owing to an Eligible Executive under the Incentive Plan in the event such Eligible Executive was subject to any documented (in writing) disciplinary action by the Company during the period to which the subject Incentive Compensation relates.

For purposes of the Incentive Plan, “Cause” shall mean: i) the conviction of, or judgment against, the Eligible Executive by a civil or criminal court of competent jurisdiction or the filing of a criminal complaint or information, for a felony or any other offense involving embezzlement or misappropriation of funds, or any act of moral turpitude, dishonesty or lack of fidelity; ii) the indictment of the Eligible Executive by a state or federal grand jury of competent jurisdiction or the filing of a criminal complaint or information for a felony or any other offense involving embezzlement or misappropriation of funds, or any act of moral turpitude, dishonesty or lack of fidelity; iii) the confession by the Eligible Executive of embezzlement or misappropriation of funds, or any act of moral turpitude, dishonesty, lack of fidelity or that constitutes a material breach of the Company’s policies and/or procedures; iv) the payment (or, by the operation solely of the effect of a deductible, the failure of payment) by a surety or insurer of a claim under a fidelity bond issued for the benefit of the Company for a loss due to the wrongful act, or wrongful omission to act, of the Eligible Executive; v) the denial, revocation or suspension of a license, qualification or certificate of suitability to the Eligible Executive by any of the Gaming Authorities; and vi) any action or failure to act by the Eligible Executive that the Company reasonably believes, as a result of a communication or action by the Gaming Authorities or on the basis of consultations with its gaming counsel and/or other professional advisors, will likely cause any of the Gaming Authorities to: (a) fail to license, qualify and/or approve the Company to own and operate a gaming business; (b) grant any such licensing, qualification and/or approval only upon terms and conditions that are unacceptable to the Company; (c) significantly delay any such licensing, qualification and/or approval process; or (d) revoke or suspend any existing license.

(11) For purposes of this specific provision of the Incentive Plan, the pro ration of Incentive Compensation earned (if any) shall be calculated based on the number of calendar days in 2010 during which the Eligible Executive was employed by the Company divided by 365.